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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) March 20, 1996
                                                 --------------

                                NHP INCORPORATED
                                ----------------
             (Exact name of registrant as specified in its charter)



Delaware                          0-26572                52-1445137
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(State or other jurisdiction      (Commission            (I.R.S. Employer
of incorporation)                 File Number)           Identification No.)



1225 Eye Street, N.W., Suite 601, Washington, D.C.         20005-3945
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number including area code (202) 347-6247
                                                  --------------

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     (Former name or former address, if changed since last report)




                               Page 1 of 4 Pages
                            Exhibit Index on Page 3

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Item 5.  Other Events.

        On March 20, 1996, NHP Incorporated and Commonwealth Overseas Trading Company Limited ("Commonwealth") entered into a Stock Purchase Agreement providing for the purchase from Commonwealth of all of the issued and outstanding common stock of WMF Holdings Ltd. for $21 million, in the form of $16.8 million in cash and 210,000 shares of NHP common stock. WMF Holdings Ltd. is the owner of Washington Mortgage Financial Group, Ltd. located in Fairfax County, Virginia, a multifamily mortgage originator and servicer. The Registrant's press release, attached hereto as exhibit 99.1, is incorporated in its entirety by reference in response to this Item 5.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NHP INCORPORATED


Date: March 20, 1996                  By:/s/ JOEL F. BONDER
      -----------------------            --------------------------------------
                                         Joel F. Bonder
                                         Senior Vice President, General Counsel



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                               INDEX TO EXHIBITS

                                    FORM 8-K


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Item                                                    Page
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99.1     Press Release                                  4
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